Exhibit 10

                          AMENDMENT TO CREDIT AGREEMENT

     This AMENDMENT, dated as of October 13, 2002, (this "AMENDMENT") is made to that certain Three-Year Revolving Credit Agreement, dated as of May 1, 2002 (the "CREDIT AGREEMENT"), among TXU Corp. (the "BORROWER"), the lenders listed in
Schedule 2.01 thereto (the "LENDERS") and Citibank, N.A., as administrative agent for the Lenders (in such capacity, the "AGENT").

                             PRELIMINARY STATEMENT:

     The Borrower, the Lenders and the Agent previously entered into the Credit Agreement. The Borrower has requested that the Lenders agree to the amendment of the Credit Agreement as set forth herein, and the Lenders have agreed to such request, subject to the terms and conditions of this Amendment. Therefore, for good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties agree as follows:

     SECTION 1. DEFINITIONS. Capitalized terms used but not defined herein have the meanings assigned to such terms in the Credit Agreement.

     SECTION 2. AMENDMENT. Subject to the satisfaction of the conditions precedent set forth in Section 3 hereof, the Credit Agreement is hereby amended as follows:

     (a) The following definitions are hereby added to Section 1.01 of the Credit Agreement in appropriate alphabetical order:

                  "COVERED SUBSIDIARY" shall mean at any time a Subsidiary of the Borrower other than an Excluded Subsidiary.

                  "EXCLUDED SUBSIDIARY" shall mean TXU International Holdings
            Limited and each of its Subsidiaries.

     (b) The following definitions in Section 1.01 of the Credit Agreement are hereby amended and restated in their entirety to read as follows:

                  ""CONSOLIDATED SHAREHOLDERS' EQUITY" shall mean the sum
            (without duplication) of (i) total common stock equity plus (ii) preferred and preference stock not subject to mandatory redemption, each (in the case of clauses (i) and (ii)) determined with respect to the Borrower and its Consolidated Subsidiaries on a consolidated basis, plus (iii) Equity-Linked Securities plus (iv) Equity-Credit Preferred Securities in an aggregate liquidation preference amount not in excess of $3,000,000,000 plus (or minus) (v) accumulated other comprehensive loss (or income) up to $1,000,000,000; provided however, that in computing Consolidated Shareholders' Equity at any time, there shall be excluded any reduction in total common stock


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            equity resulting from (A) any write-down of goodwill related to TXU
            Europe Limited and any of its Subsidiaries and (B) any write-down related to the sale of (x) stock of TXU Europe Limited or (y) any assets of TXU Europe Limited or any of its Subsidiaries."

                  ""SIGNIFICANT SUBSIDIARY" shall mean at any time a Subsidiary of the Borrower that as of such time satisfies the definition of a "significant subsidiary" contained as of the date of this Agreement in Regulation S-X of the SEC; provided, that no Excluded Subsidiary shall in any event be deemed to be a Significant Subsidiary of the Borrower."

     (c) Paragraphs (f) and (j) of Article VI of the Credit Agreement are hereby amended and restated in their entirety to read as follows:

                  "(f) the Borrower or any Covered Subsidiary thereof shall (i) fail to pay any principal or interest, regardless of amount, due in respect of any Indebtedness in a principal amount in excess of $50,000,000, when and as the same shall become due and payable, subject to any applicable grace periods, or (ii) fail to observe or perform any other term, covenant, condition or agreement contained in any agreement or instrument evidencing or governing any such Indebtedness if the effect of any failure referred to in this clause (ii) is to cause, or to permit the holder or holders of such Indebtedness or a trustee on its or their behalf to cause, such Indebtedness to become due prior to its stated maturity;"

                  "(j) one or more judgments or orders for the payment of money in an aggregate amount in excess of $50,000,000 shall be rendered against the Borrower or any Covered Subsidiary thereof or any combination thereof and such judgment or order shall remain undischarged or unstayed for a period of 30 days, or any action shall be legally taken by a judgment creditor to levy upon assets or properties of the Borrower or any Covered Subsidiary to enforce any such judgment or order;"

     (d) The following Section 5.14 is hereby added to Article V of the Credit
Agreement:

                  "SECTION 5.14.    INVESTMENT IN TXU EUROPE LIMITED.

                  Neither the Borrower nor any Covered Subsidiary shall make investments in TXU Europe Limited or any of its Subsidiaries (collectively, "TXU Europe"); provided, that the Borrower or any Covered Subsidiary may make investments in TXU Europe in an amount not to exceed $700,000,000 in the aggregate if, after taking into account any and all such investments, the Borrower and the Covered Subsidiaries shall at all times maintain an aggregate of $500,000,000 in liquidity in the form of unrestricted cash and availability under committed credit agreements."


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                                                                              3


     SECTION 3. CONDITIONS OF EFFECTIVENESS. This Amendment shall become effective as of the date first set forth above (the "AMENDMENT DATE") when each of the following conditions shall have been fulfilled:

     (a) the Required Lenders and the Borrower shall each have executed and delivered to the Agent a counterpart of this Amendment;

     (b) the following statements shall be true and correct and the Agent shall have received a certificate of a duly authorized officer of the Borrower, dated the Amendment Date and in sufficient copies for each Lender, stating that:

          (i) the representations and warranties of the Borrower set forth in
     Section 4 hereof are true and correct on and as of the Amendment Date as though made on and as of such date; and

          (ii) no event has occurred and is continuing that constitutes a Default or an Event of Default.

     SECTION 4. REPRESENTATIONS AND WARRANTIES. The Borrower represents and warrants that:

     (a) the representations and warranties contained in Article III of the Credit Agreement (with each reference therein to "this Agreement", "hereunder" and words of like import referring to the Credit Agreement being deemed to be a reference to this Amendment and the Credit Agreement as amended hereby) are true and correct on and as of the Amendment Date as though made on and as of such date; and

     (b) no event has occurred and is continuing, or would result from the execution and delivery of this Amendment, that constitutes a Default or an Event of Default.

     SECTION 5. EFFECT ON THE CREDIT AGREEMENT. Except as specifically provided above, the Credit Agreement shall continue to be in full force and effect and is hereby in all respects ratified and confirmed. The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of the Lenders or the Agent under the Credit Agreement, nor constitute a waiver of any provision of the Credit Agreement.

     SECTION 6. COSTS, EXPENSES AND TAXES. The Borrower agrees to pay on demand all costs and expenses of the Agent in connection with the preparation, execution and delivery of this Amendment and the other instruments and documents to be delivered hereunder, including, without limitation, the reasonable fees and out-of-pocket expenses of counsel for the Agent with respect thereto, and all costs and expenses (including, without limitation, counsel fees and expenses), if any, in connection with the enforcement (whether through negotiations, legal proceedings or otherwise) of this Amendment or such other instruments and documents. In addition, the Borrower agrees to pay any and all stamp and other taxes payable or determined to be payable in connection with the execution and delivery of this Amendment and the other instruments and documents to be delivered hereunder, and agree jointly and severally to save the Lenders


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and the Agent harmless from and against any and all liabilities with respect to or resulting from any delay in paying or omission to pay such taxes.

     SECTION 7. EXECUTION IN COUNTERPARTS. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute but one and the same instrument.

     SECTION 8. GOVERNING LAW. This Amendment shall be governed by, and construed in accordance with, the internal laws of the State of the New York.

                         [Signature pages to follow]


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                                                                            S-1

                                TXU CORP.



                                By /s/ Kirk R. Oliver
                                  -------------------------------
                                   Name:    Kirk R. Oliver
                                   Title:   Treasurer and Assistant Secretary



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                                                                            S-2


                                BANK OF AMERICA, N.A.



                                By
                                  -------------------------------
                                Name:
                                Title:


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                                                                            S-3


                                CITIBANK, N.A.



                                By
                                  -------------------------------
                                Name:
                                Title:


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                                                                            S-4


                                COMMERZBANK AG, NEW YORK AND GRAND
                                CAYMAN BRANCHES



                                By /s/ Brian J. Campbell
                                   ------------------------------
                                Name:   Brian J. Campbell
                                Title:  Senior Vice President



                                By /s/ Subash Viswanathan
                                   ------------------------------
                                Name:   Subash Viswanathan
                                Title:  Senior Vice President


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                                                                            S-5


                                CREDIT LYONNAIS NEW YORK BRANCH



                                By /s/ Olivier Audemand
                                   ------------------------------
                                Name:   Olivier Audemand
                                Title:  Senior Vice President


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                                                                            S-6


                                CREDIT SUISSE FIRST BOSTON
                                Cayman Islands Branch

                                By /s/ James P. Moran
                                   ------------------------------
                                Name:   James P. Moran
                                Title:  Director

                                By /s/ Ian W. Nalitt
                                   ------------------------------
                                Name:   Ian W. Nalitt
                                Title:  Associate


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                                                                            S-7


                                MERRILL LYNCH BANK USA



                                By /s/ Louis O. Alder
                                   ------------------------------
                                Name:   Louis O. Alder
                                Title:  Vice President


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                                                                            S-8


                                SUMITOMO MITSUI BANKING CORPORATION


                                By /s/ William M. Ginn
                                   ------------------------------
                                Name:   William M. Ginn
                                Title:  General Manager